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                                                                    EXHIBIT 10.2

                           INDEMNIFICATION AGREEMENT
                           -------------------------

          This Agreement, dated as of June 15, 1998, is by and among MBIA Insurance Corporation, a New York stock insurance corporation (the "Certificate Insurer"), as the Certificate Insurer under the certificate guaranty insurance policy (the "Policy") to be issued in connection with the Certificates described below, Chevy Chase Bank, F.S.B. (the "Bank") and J.P. Morgan Securities Inc., as Representative (the "Representative") of itself and Salomon Brothers Inc (collectively, the "Underwriters").

          1.  Definitions.  As used in this Agreement, the following terms shall
              -----------
have the respective meanings stated below:

              "Act" means the Securities Act of 1933, as amended, together with all related rules and regulations.

              "Agreement" means this Indemnification Agreement by and among the Certificate Insurer, the Bank and the Representative.

              "Bank Party" means the Bank, its parents, subsidiaries and affiliates and any shareholder, director, officer, employee, agent or any "controlling person" (as such term is used in the Act) of any of the foregoing.

              "Certificates" means the Auto Receivables Backed Certificates issued by the Chevy Chase Auto Receivables Trust 1998-2 pursuant to a Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1998 between the Bank, as seller and servicer, and U.S. Bank National Association, as trustee.

              "Indemnified Party" means any party entitled to any indemnification pursuant to Section 5 below, as the context requires.

              "Indemnifying Party" means any party required to provide indemnification pursuant to Section 5 below, as the context requires.

              "Insurer Party" means the Certificate Insurer, its parents, subsidiaries and affiliates and any shareholder, director, officer, employee, agent or any "controlling person" (as such term is used in the Act) of any of the foregoing.

              "Losses" means (i) any actual out-of-pocket loss paid by the party entitled to indemnification or contribution hereunder, and (ii) any actual out-of-pocket costs and expenses paid by such party, including reasonable fees and expenses of its counsel, to the extent not paid, satisfied or reimbursed from funds
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     provided by any other Person (provided that the foregoing shall not create or imply any obligation to pursue recourse against any such other Person).

              "Person" means any individual, partnership, joint venture, corporation, limited liability company, trust or unincorporated organization or any government or agency or political subdivision thereof.

              "Prospectus" means the form of final Prospectus Supplement, dated June 15, 1998, together with the Prospectus dated September 17, 1997, included in the Registration Statement and any post-effective amendments thereto.

              "Registration Statement" means the registration statement on Form S-3 of the Bank on behalf of the Chevy Chase Auto Receivables Trust 1998-2 (Registration No. 333-21707) relating to the Certificates in the form in which it has become effective, as supplemented by the Prospectus.

              "State Securities Law" means any state, local or foreign statute, and any rule or regulation thereunder, regulating (i) transactions and dealings in securities, (ii) any person or entity engaging in such transactions or advising with respect to securities or (iii) investment companies.

              "Underwriting Agreement" means the Underwriting Agreement by and between the Bank and the Representative, dated June 15, 1998.

              "Underwriter Party" means each of the Underwriters, its respective parents, subsidiaries and affiliates and any shareholder, director, officer, employee, agent or "controlling person" (as such term is used in the Act) of any of the foregoing.

          2.  Representations and Warranties of the Certificate Insurer.  The
              ---------------------------------------------------------
Certificate Insurer represents and warrants to the Underwriters and the Bank as follows:

              (a) Organization and Licensing.  The Certificate Insurer is a duly
                  --------------------------
          incorporated and existing New York stock insurance corporation licensed to do business in the State of New York.

              (b) Corporate Power.  The Certificate Insurer has the corporate
                  ---------------
          power and authority to issue the Policy and execute and deliver this Agreement and to perform all of its obligations hereunder and thereunder.

              (c) Authorization; Approvals.  The issuance of the Policy and the
                  ------------------------
          execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate proceedings. No further approvals or filings of any kind, including, without limitation, any further approvals of or further filing with any governmental agency or other governmental authority, or any approval of the Certificate Insurer's board of directors or

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          stockholders, are necessary for the Policy and this Agreement to constitute the legal, valid and binding obligations of the Certificate Insurer.

              (d) No Conflicts.  The execution and delivery of this Agreement
                  ------------
          and consummation of the transactions contemplated hereunder will not result in the breach of any terms or provisions of the certificate of incorporation or by-laws of the Certificate Insurer, or result in the breach of a term or provision of, or conflict with or constitute a default under or result in the acceleration of any obligation under, any material agreement or other material instrument to which the Certificate Insurer or its property is subject, or result in the violation of any law, rule, regulation, order, judgment or decree to which the Certificate Insurer or any of its property is subject or result in the creation of any lien on any of the Certificate Insurer's assets or property (other than pursuant to this Agreement).

              (e) Enforceability.  The Policy, when issued, and this Agreement
                  --------------
          will each constitute a legal, valid and binding obligation of the Certificate Insurer, enforceable in accordance with its terms subject, as to enforcement of remedies, to bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforceability of creditors' rights generally applicable in the event of the bankruptcy, insolvency or reorganization of the Certificate Insurer and to general principles of equity, and, as to indemnification and contribution, to limits which may be imposed by state or federal securities laws or the policies underlying such laws.

              (f) Financial Information.  The consolidated financial statements
                  ---------------------
          of the Certificate Insurer as of December 31, 1997 and December 31, 1996 and for the three years in the period ended December 31, 1997 incorporated by referenced in the Prospectus (the "Insurer Audited Financial Statements"), fairly present in all material respects the financial condition of the Certificate Insurer as of such dates and for the period covered by such statements in accordance with generally accepted accounting principles consistently applied. The consolidated financial statements of the Certificate Insurer and its subsidiaries as of March 31, 1998 and for the periods ending March 31, 1998 and March 31, 1997 incorporated by reference in the Prospectus (the "Insurer Unaudited Financial Statements") present fairly in all material respects the financial condition of the Certificate Insurer as of such date and for the periods covered by such statements in accordance with generally accepted accounting principles applied in a manner consistent with the accounting principles used in preparing the Insurer Audited Financial Statements, and, since March 31, 1998 there has been no material change in such financial condition of the Certificate Insurer which would materially and adversely affect its ability to perform its obligations under the Policy.

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              (g) Certificate Insurer Information.  The information in the
                  -------------------------------
          Prospectus as of the date hereof (including information incorporated by reference therein) under the captions "The Certificate Insurer" and "The Certificate Insurance Policy" (collectively, the "Insurer Information") is limited and does not purport to provide the scope of disclosure required to be included in a prospectus for a registrant under the Securities Act of 1933, in connection with the public offer and sale of securities of such registrant. Within such limited scope of disclosure, the Insurer Information does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

              (h) Limitations.  Nothing in this Agreement shall be construed as
                  -----------
          a representation or undertaking by the Certificate Insurer concerning maintenance of the rating currently assigned to its claims-paying ability by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc. ("S&P"), Fitch IBCA, Inc. ("Fitch") or any other nationally recognized statistical rating organization (collectively, the "Rating Agencies"). The Rating Agencies, in assigning such rating, may take into account facts and assumptions not described in the Prospectus, and the facts and assumptions which are considered by the Rating Agencies are subject to change over time. The Certificate Insurer has not attempted to disclose all facts and assumptions which the Rating Agencies deem relevant in assigning a rating within a particular rating category to the Certificate Insurer's claims-paying ability. Notwithstanding the foregoing, the Certificate Insurer is not aware of any facts that, if disclosed to Moody's, S&P or Fitch, would be reasonably expected to result in a downgrade of the rating of the claims-paying ability of the Certificate Insurer by any of such Rating Agencies.

              (i) No Litigation.  There are no actions, suits, proceedings or
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          investigations pending, or to the best of the Certificate Insurer's knowledge, threatened against it at law or in equity or before or by any court, governmental agency, board or commission or any arbitrator which, if decided adversely, would materially and adversely affect its ability to perform its obligations under this Agreement or the Policy.

              (j) 1933 Act Registration.  The Policy is exempt from registration
                  ---------------------
          under the Act.

          3. Agreements, Representations and Warranties of the Underwriters.
             --------------------------------------------------------------
The Underwriters represent and warrant to and agree with the Bank and the Certificate Insurer that the statements contained in the last paragraph at the bottom of the cover page of the Prospectus Supplement concerning the terms of the offering by the Underwriters, the legend concerning overallotments and stabilizing on the inside front cover page of the Prospectus Supplement and the statements in the Prospectus Supplement under the

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caption "Underwriting" (referred to herein as the "Underwriters Information")
are true and correct in all material respects.

          4.  Agreements, Representations and Warranties of the Bank.  The Bank
              ------------------------------------------------------
represents and warrants to and agrees with the Certificate Insurer and the Underwriters as follows:

              (a) Registration Statement.  The information in the Registration
                  ----------------------
          Statement, other than the Insurer Information and the Underwriters Information, is true and correct in all material respects and does not contain any untrue statement of a fact that is material or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

              (b) Organization.  The Bank is a federally chartered stock savings
                  ------------
          bank duly organized and validly existing under the laws of the United States of America, and has full corporate power, authority and legal right to own its properties and conduct its business as presently conducted. The Bank is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification.

              (c) Corporate Power.  The Bank has the corporate power and
                  ---------------
          authority to execute and deliver this Agreement, the Underwriting Agreement and the Pooling and Servicing Agreement and to perform all of its obligations hereunder and thereunder.

              (d) Authorization; Approvals.  The issuance and delivery of the
                  ------------------------
          Certificates and the execution, delivery and performance of this Agreement, the Underwriting Agreement and the Pooling and Servicing Agreement by the Bank have been duly authorized by all necessary corporate proceedings. No further approvals or filings of any kind, including, without limitation, any further approvals of or further filing with any governmental agency or other governmental authority, or any further approval of the Bank's board of directors or stockholders, are necessary for this Agreement, the Underwriting Agreement and the Pooling and Servicing Agreement to constitute the legal, valid and binding obligations of the Bank.

              (e) No Conflicts.  The issuance and delivery of the Certificates,
                  ------------
          the consummation of any other of the transactions contemplated herein or in the Pooling and Servicing Agreement or the Underwriting Agreement, or the fulfillment of the terms of this Agreement, the Underwriting Agreement or the Pooling and Servicing Agreement, do not and will not conflict with or violate any term or provision of the Charter or By-Laws of the Bank, any statute, order or regulation applicable to the Bank of any court, regulatory body, administrative agency or governmental body

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

          having jurisdiction over the Bank and do not and will not conflict with, result in a breach or violation or the acceleration of or constitute a default under or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Bank pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Bank is a party or by which the Bank may be bound or to which any of the property or assets of the Bank may be subject except for conflicts, violations, breaches, accelerations and defaults which would not, individually or in the aggregate, materially and adversely affect its ability to perform its obligations under this Agreement, the Underwriting Agreement or the Pooling and Servicing Agreement.

              (f) Enforceability.  This Agreement, the Pooling and Servicing
                  --------------
          Agreement and the Underwriting Agreement have been duly authorized by the Bank, and, when executed and delivered by the Bank and assuming the due authorization, execution and delivery of the Pooling and Servicing Agreement and the Underwriting Agreement by the other parties thereto, will constitute valid and binding obligations of the Bank, enforceable against the Bank in accordance with their respective terms, except to the extent that (i) the enforceability thereof may be subject to insolvency, reorganization, moratorium, receivership, conservatorship or similar laws, regulations or procedures of general applicability now or hereafter in effect relating to or affecting creditors' or obligees' rights generally or the rights of creditors or obligees of federally chartered stock savings banks, the deposits of which are insured by the FDIC, (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought, and (iii) the rights to indemnification and contribution may be limited by state or federal securities laws or the policies underlying such laws. When executed, authenticated and delivered in accordance with the terms of the Pooling and Servicing Agreement and paid for by the Underwriters pursuant to the Underwriting Agreement, the Certificates will be duly and validly issued and outstanding and will be entitled to the benefits of the Pooling and Servicing Agreement.

              (g) No Litigation.  There are no actions, suits, proceedings or
                  -------------
          investigations pending or, to the best of the Bank's knowledge, threatened against it at law or in equity or before any court, governmental agency, board or commission or any arbitrator which, if decided adversely, would materially and adversely affect its ability to perform its obligations under this Agreement, the Underwriting Agreement or the Pooling and Servicing Agreement.

          5.  Indemnification.
              ---------------

              (a) The Certificate Insurer hereby agrees, upon the terms and subject to the conditions of this Agreement, to indemnify, defend and hold harmless each Bank Party and each Underwriter Party against any and all Losses incurred by such Bank Party or Underwriter Party, as applicable, with respect to the offer and sale of the Certificates and resulting from the Certificate Insurer's breach of any of its representations and warranties set forth in Section 2 of this Agreement.

              (b) The Underwriters hereby agree, upon the terms and subject to the conditions of this Agreement, to indemnify, defend and hold harmless each Insurer Party against any and all Losses incurred by such Insurer Party which arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact in the Underwriters Information or (ii) the omission or alleged omission to state in the Underwriters Information a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

              (c) The Bank hereby agrees, upon the terms and subject to the conditions of this Agreement, to indemnify, defend and hold harmless each Insurer Party against any and all losses incurred by such Insurer Party with respect to the offer and sale of the Certificates and resulting from the Bank's breach of any of its representations and warranties set forth in Section 4 of this Agreement.

              (d) Upon the incurrence of any Losses entitling a party to indemnification hereunder, the Indemnifying Party shall reimburse the Indemnified Party promptly upon establishment by written notice from the Indemnified Party to the Indemnifying Party of the Losses incurred.

          6.  Certificate Insurer Undertaking.  The Certificate Insurer hereby
              -------------------------------
agrees that, for so long as the Underwriters are required under the Act to deliver a Prospectus in connection with the sale of the Certificates, the Certificate Insurer will furnish to either the Representative or the Bank, or both, upon written request of such party or parties and at the expense of the requesting party, copies of the Certificate Insurer's most recent financial statements (annual or interim, as the case may be) prepared in accordance with generally accepted accounting principles (subject, as to interim statements, to normal year-end adjustments and to the absence of footnotes) within a reasonable time after they are available.

          7.  Notice to be Given to the Certificate Insurer.  Except as provided
              ---------------------------------------------
below in Section 10 with respect to contribution, the indemnification provided herein by the Certificate Insurer shall be the exclusive remedy of any Underwriter Party or Bank Party for the Losses resulting from the Certificate Insurer's breach of a representation, warranty or agreement hereunder; provided, however, that any Underwriter Party or Bank Party shall be entitled to pursue any other remedy at law or in equity for any such breach so long as the damages sought to be recovered shall not exceed the Losses incurred thereby resulting from such breach. In the event that any action or regulatory proceeding shall be commenced or claim asserted which may entitle an Underwriter Party or Bank Party to be indemnified under this Agreement, such party shall give the Certificate Insurer written notice of such action or claim reasonably promptly after receipt of written notice thereof. The Certificate Insurer shall be entitled to participate in the defense of any such action or claim in reasonable cooperation with, and with the reasonable cooperation of, the Underwriter Party or the Bank Party, as the case may be. The Indemnified Party will have the right to employ its own counsel in any such action in addition to counsel for the Certificate Insurer, but the fees and expenses of the Indemnified Party's own counsel will be at the expense of such Indemnified Party unless (1) the employment of such counsel by the Indemnified Party at the Certificate Insurer's expense has been authorized in writing by the Certificate Insurer, or (2) the Certificate Insurer has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, or (3) the named parties to any such action include the Certificate Insurer and the Indemnified Party, and such Indemnified Party shall have been advised by counsel in writing that there may be one or more legal defenses available to it which are different from or additional to those available to the Certificate Insurer (in which case, if such Indemnified Party notifies the Certificate Insurer in writing that it elects to employ separate counsel at the expense of the Certificate Insurer, the Certificate Insurer shall not have the right to assume the defense of such action or proceeding on such Indemnified Party's behalf), in each of which cases the reasonable fees and expenses of counsel (including local counsel) will be at the expense of the Certificate Insurer and all such fees and expenses will be reimbursed promptly as they are incurred (provided, that the party seeking reimbursement must provide documentation of expenses). In no event will the Certificate Insurer be liable for the fees and expenses of more than one counsel for all Bank Parties and more than one counsel for all Underwriter Parties in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. The Underwriter Parties and Bank Parties shall cooperate with the Certificate Insurer in resolving any event which would give rise to an indemnity obligation pursuant to Section 5(a) hereof in the most efficient manner. No settlement of any such claim or action shall be entered into without the consent of the Bank Party or Underwriter Party, as the case may be, who is subject to such claim or action and the Certificate Insurer; provided, however, that the consent of such Bank Party or such Underwriter Party, as applicable, shall not be required if such settlement fully discharges, with prejudice against the plaintiff, the claim or action against such Bank Party or Underwriter Party. Any failure by a Bank Party or Underwriter Party, as the case may be, to comply with the provisions of this Section shall relieve the Certificate Insurer of liability only if such failure is materially prejudicial to any legal pleadings, grounds, defenses or remedies in respect thereof or the Certificate Insurer's liability hereunder and then only to the extent of such prejudice.

          8.  Notice to be Given to the Representative.  Except as provided
              ----------------------------------------
below in Section 10 with respect to contribution, the indemnification provided herein by the Underwriters shall be the exclusive remedy of any Insurer Party for the Losses resulting from matters specified in Section 5(b) hereof; provided, however, that the Insurer Party shall be entitled to pursue any other remedy at law or in equity for any such breach so long as the damages sought to be recovered shall not exceed the Losses incurred thereby resulting from such breach. In the event that any action or regulatory proceeding shall be commenced or claim asserted which may entitle an Insurer Party to be indemnified under this Agreement, such party shall give the Representative written notice of such action or claim reasonably promptly after receipt of written notice thereof. The Underwriters shall be entitled to participate in the defense of any such action or claim in reasonable cooperation with, and with the reasonable cooperation of, the Insurer Party. The Indemnified Party will have the right to employ its own counsel in any such action in addition to counsel for the Underwriters, but the fees and expenses of the Indemnified Party's own counsel will be at the expense of such Indemnified Party unless (1) the employment of such counsel by the Indemnified Party at the Underwriters' expense has been authorized in writing by the Representative, or
(2) the Underwriters have not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, or (3) the named parties to any such action include the Underwriters and the Indemnified Party, and such Indemnified Party shall have been advised by counsel in writing that there may be one or more legal defenses available to it which are different from or additional to those available to the Underwriters (in which case, if such Indemnified Party notifies the Underwriters in writing that it elects to employ separate counsel at the expense of the Underwriters, the Underwriters shall not have the right to assume the defense of such action or proceeding on such Indemnified Party's behalf), in each of which cases the reasonable fees and expenses of counsel (including local counsel) will be at the expense of the Underwriters and all such fees and expenses will be reimbursed promptly as they are incurred (provided, that the party seeking reimbursement must provide documentation of expenses). In no event will the Underwriters be liable for the fees and expenses of more than one counsel for all Insurer Parties in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. The Insurer Party shall cooperate with the Underwriters in resolving any event which would give rise to an indemnity obligation pursuant to Section 5(b) hereof in the most efficient manner. No settlement of any such claim or action shall be entered into without the consent of the Insurer Party who is subject to such claim or action and the Underwriters; provided, however, that the consent of such Insurer Party shall not be required if such settlement fully discharges, with prejudice against the plaintiff, the claim or action against such Insurer Party. Any failure by an Insurer Party to comply with the provisions of this Section shall relieve the Underwriters of liability only if such failure is materially prejudicial to any legal pleadings, grounds, defenses or remedies in respect thereof or the Underwriters' liability hereunder and then only to the extent of such prejudice.

          9.  Notice to be Given to the Bank.  Except as provided below in
              ------------------------------
Section 10 with respect to contribution, the indemnification provided herein by the Bank shall be the exclusive remedy of any Insurer Party for the Losses resulting from the Bank's breach of a representation, warranty or agreement hereunder; provided, however, that the Insurer Party shall be entitled to pursue any other remedy at law or in equity for any such breach so long as the damages sought to be recovered shall not exceed the Losses incurred thereby resulting from such breach. In the event that any action or regulatory proceeding shall be commenced or claim asserted which may entitle an Insurer Party to be indemnified under this Agreement, such party shall give the Bank written notice of such action or claim reasonably promptly after receipt of written notice thereof. The Bank shall be entitled to participate in the defense of any such action or claim in reasonable cooperation with, and with the reasonable cooperation of, the Insurer Party. The Indemnified Party will have the right to employ its own counsel in any such action in addition to counsel for the Bank, but the fees and expenses of the Indemnified Party's own counsel will be at the expense of such Indemnified Party unless (1) the employment of such counsel by the Indemnified Party at the Bank's expense has been authorized in writing by the Bank, or (2) the Bank has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, or (3) the named parties to any such action include the Bank and the Indemnified Party, and such Indemnified Party shall have been advised by counsel in writing that there may be one or more legal defenses available to it which are different from or additional to those available to the Bank (in which case, if such Indemnified Party notifies the Bank in writing that it elects to employ separate counsel at the expense of the Bank, the Bank shall not have the right to assume the defense of such action or proceeding on such Indemnified Party's behalf), in each of which cases the reasonable fees and expenses of counsel (including local counsel) will be at the expense of the Bank and all such fees and expenses will be reimbursed promptly as they are incurred (provided, that the party seeking reimbursement must provide documentation of expenses). In no event will the Bank be liable for the fees and expenses of more than one counsel for all Insurer Parties in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. The Insurer Party shall cooperate with the Bank in resolving any event which would give rise to an indemnity obligation pursuant to Section 5(c) hereof in the most efficient manner. No settlement of any such claim or action shall be entered into without the consent of the Insurer Party, who is subject to such claim or action and the Bank; provided, however, that the consent of such Insurer Party shall not be required if such settlement fully discharges, with prejudice against the plaintiff, the claim or action against such Insurer Party. Any failure by an Insurer Party to comply with the provisions of this Section shall relieve the Bank of liability only if such failure is materially prejudicial to any legal pleadings, grounds, defenses or remedies in respect thereof or the Bank's liability hereunder and then only to the extent of such prejudice.

          10. Contribution.
              ------------

              (a) To provide for just and equitable contribution if the indemnification provided by the Certificate Insurer is determined to be unavailable for any Underwriter Party or Bank Party (other than pursuant to Sections 5 or 7 of this Agreement), the Certificate Insurer shall contribute to the aggregate costs and liabilities arising from any breach of a representation or warranty set forth in this Agreement on the basis of the relative fault of all Underwriter Parties, all Bank Parties and all Insurer Parties, respectively.

              (b) To provide for just and equitable contribution if the indemnification provided by the Bank is determined to be unavailable for any Insurer Party (other than pursuant to Sections 5 or 9 of this Agreement), the Bank shall contribute to the aggregate costs and liabilities arising from any breach of a representation or warranty set forth in this Agreement on the basis of the relative fault of all Underwriter Parties, all Bank Parties and all Insurer Parties, respectively.

              (c) To provide for just and equitable contribution if the indemnification provided by the Underwriters is determined to be unavailable for any Insurer Party (other than pursuant to Sections 5 or 8 of this Agreement), the Underwriters shall contribute to the aggregate costs and liabilities arising from (i) any untrue statement or alleged untrue statement of a material fact in the Underwriters Information or (ii) the omission or alleged omission to state in the Underwriters Information a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, on the basis of the relative fault of all Underwriter Parties, all Bank Parties and all Insurer Parties, respectively; provided, however, that the Underwriters shall not be liable for any amount in excess of (i) the excess of the sales price of the Certificates to the public over the prices paid therefor by the Underwriters over (ii) the aggregate amount of any damages which the Underwriters have been otherwise required to pay in respect of the same or any substantially similar claim.

              (d) The relative fault of each Indemnifying Party, on the one hand, and of each Indemnified Party, on the other, shall be determined by reference to, among other things, whether the breach of, or alleged breach of, any of its representations and warranties set forth in Sections 2, 3 or 4 of this Agreement relates to information supplied by, or action within the control of, the Indemnifying Party or the Indemnified Party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such breach.

              (e) The parties agree that the Certificate Insurer shall be solely responsible for the Insurer Information and for the Insurer Audited and Unaudited Financial Statements, that the Underwriters shall be solely responsible for the Underwriters Information and that the Bank shall be responsible solely for all other information in the Registration Statement and in the Prospectus.

              (f) No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

              (g) The indemnity and contribution agreements contained in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Underwriter Party, any Bank Party or any Insurer Party, (ii) the issuance of the Certificates or the Policy or (iii) any termination of this Agreement.

              (h) Upon the occurrence of any Losses entitling a party to contribution hereunder, the contributor shall reimburse the party entitled to contribution promptly upon establishment by the party entitled to contribution of the Losses incurred.

          It is understood and agreed that the indemnities set forth in this Agreement shall survive the execution and delivery of this Agreement and the issuance, sale and delivery of the Certificates.

          11. Notices.  All notices and other communications provided for under
              -------
this Agreement shall be addressed to the address set forth below as to each party or at such other address as shall be designated by a party in a written notice to the other parties.

If to the Certificate Insurer:  MBIA Insurance Corporation
                                113 King Street
                                Armonk, New York 10504
                                Attn:  General Counsel

If to the Bank:                 Chevy Chase Bank, F.S.B.
                                8401 Connecticut Avenue
                                Chevy Chase, MD 20815
                                Attention:  General Counsel

If to the Representative:       J.P. Morgan Securities Inc.
                                60 Wall Street
                                New York, New York 10260
                                Attention:  General Counsel

          12. Governing Law. This Agreement shall be deemed to be a contract
              -------------
under the laws of the State of New York and shall be governed by and construed in accordance with the laws of the State of New York without regard to its conflicts of laws provisions. This Agreement may not be assigned by any party without the express written consent of each other party. Amendments of this Agreement shall be in writing signed by each party. This Agreement shall not be effective until executed by the Certificate Insurer, the Bank and the Representatives.

          13. Underwriting Agreement; Pooling and Servicing Agreement.  This
              -------------------------------------------------------
Agreement in no way limits or otherwise affects the indemnification obligations of (a) the Bank or the Underwriters under the Underwriting Agreement or (b) the Bank under the Pooling and Servicing Agreement.

          14. Counterparts.  This Agreement may be executed in any number of
              ------------
counterparts, each of which shall together constitute but one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized, all as of the date first above written.

                         MBIA INSURANCE CORPORATION



                         By: /s/ Ann D. McKenna
                             ------------------------------
                             Ann D. McKenna
                             Assistant Vice President

                         CHEVY CHASE BANK, F.S.B.



                         By: /s/ Mark A. Holles
                             ------------------------------
                             Mark A. Holles
                             Vice President

                         J.P. MORGAN SECURITIES INC.
                         as Representative



                         By: /s/ James P. Moore
                             ------------------------------
                             James P. Moore
                             Vice President


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